EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OneLife Technologies Corp. (the “Company”) on Form 10-K for the year ended December 31, 2018 (the “Report”), ”), I, John R. Muchnicki, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2019

/s/ John R. Muchnicki
John R. Muchnicki
Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)